Exhibit 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                                  CONFIDENTIAL
                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                 PRIVATE ISSUER
         (Subscribers Resident in British Columbia, Alberta or Overseas)

TO: VB Trade Inc. (the "Company")
    Moshav Beni Zion
    Zip 60910
    Israel

                               Purchase of Shares

1. SUBSCRIPTION

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, 2000 shares of common stock (the "Shares") US $0.10 per Share (the "Subscription Price"), for the aggregate total purchase price of the undersigned subscriber of US $200.00 (the "Subscription Proceeds").

1.2 The Subscriber acknowledges that the offering of Shares contemplated hereby is part a private placement of Shares having an aggregate subscription level of US $100,000 (the "Offering"). The Offering is not subject to a minimum aggregate subscription level.

1.3 The Offering is only open to residents of British Columbia, Alberta and offshore investors.

2. PAYMENT

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian or U.S. chartered bank reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers. If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber. The Company will only expend the Subscription Proceeds for or in conjunction with an acquisition of a new business for the Company.

3. DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1 The Subscriber must complete, sign and return to the Company

     (a)  an executed copy of this Subscription Agreement; and

     (b) if the Subscriber is an B.C. Subscriber and an "Accredited Investor", as that term is defined in Multilateral Instrument 45-103 Capital Raising Exemptions ("MI 45-103") adopted by securities regulators in Canada, the form of questionnaire attached as Exhibit A (the "Questionnaire").

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4. CLOSING

4.1 The closing (the "Closing") of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

5. ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1 The Subscriber acknowledges and agrees that:

     (a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

     (b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act; THERE IS NO TRADING MARKET FOR THE SHARES;

     (c) by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an Accredited Investor, as the term is defined in MI 45-103;

     (d) the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been provided by the Company to the Subscriber;

     (e) if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable; the Company is in a start-up phase and there is no assurance of success;

     (f) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

     (g)  there is no government or other insurance covering any of the Shares;

     (h)  there are risks associated with an investment in the Shares;

     (i) the Company has advised the B.C. Subscribers that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under the SECURITIES ACT (British Columbia) (the "B.C. Act") Alberta, and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. and Alberta Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

     (j) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

     (k) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (l) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

     (m) the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (n) the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

     (o) for B.C. Subscribers, in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell the Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

     (p) the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

     (q) the statutory and regulatory basis for the exemption claimed for the offer of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

     (r) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

          (ii) applicable resale restrictions; and

     (s) the securities of the Company cannot be transferred without the previous consent of the board of directors, expressed by resolution of the board, at the sole discretion of the directors;

     (t) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

     (a) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (b) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or the Company in the jurisdiction of the Subscriber's residence or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (c) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

     (d) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

     (e) if the Subscriber is resident in British Columbia or Alberta, and is not an Accredited Investor, the Subscriber is (CHECK ONE OR MORE OF THE FOLLOWING BOXES):

               (A)  a  director,  officer,  employee  or  control
                    person of the Company                                    [ ]

               (B)  a spouse, parent, grandparent, brother, sister
                    or child of a director, senior officer or control
                    person of the Company                                    [ ]

               (C)  a close  personal  friend of a director,  senior
                    officer or control person of the Company                 [ ]

               (D)  a close business associate of a director,  senior
                    officer or control person of the Company                 [ ]

     (f) if the Subscriber has checked one or more of boxes B, C or D in paragraph 6.1(e) above, the director(s), senior officer(s), or control person(s) of the Company with whom the Subscriber has the relationship is:

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     (FILL IN THE NAME OF EACH DIRECTOR. SENIOR OFFICER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH).

     (g)  the Subscriber is not a U.S. Person;

     (h) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

     (i) the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

     (j) the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

     (k) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber's own account (except for the circumstances outlined in paragraph 6.1(n)) for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (l) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

     (m) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (n) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts:

          (i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

          (ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is adopted by the British Columbia and Alberta Securities Commissions;

     (o) the Subscriber acknowledges that the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration of the Shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (p) the Subscriber is not aware of any advertisement of any of the Shares; and

     (q)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Shares;

          (ii) that any person will refund the purchase price of any of the Shares;

          (iii) as to the future price or value of any of the Shares; or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

7. ACKNOWLEDGEMENT AND WAIVER

7.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Shares.

8. LEGENDING OF SUBJECT SHARES

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

         "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

8.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8.3 Each Subscriber acknowledges that the Shares are subject to resale restrictions in British Columbia and Alberta and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder. In particular, pursuant to Multilateral Instrument 45-102, as adopted by the

British Columbia Commission, a subsequent trade in any of the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation, unless certain conditions are met, including the following:

     (a) at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Shares were issued to the Subscribers;

     (b) during the currency of the Canadian Hold Period, any certificate representing the Shares is imprinted with a legend (the "Canadian Legend") stating:

               "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE."

     (c) the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

     (d) no unusual effort is made to prepare the market or to create a demand for the Shares that are the subject of the trade;

     (e) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

     (f) if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

8.4 By executing and delivering this Agreement, each Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to such Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

9. COMMISSION TO THE AGENT

9.1 The Subscriber understands that upon Closing the Company may, in its sole discretion, approve the payment of a commission to an agent or agents, such commission to be calculated on the basis of a percentage of the gross proceeds of the Offering raised from Subscribers introduced to the Company by such agent(s).

10. COSTS

10.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11. GOVERNING LAW

11.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

12. SURVIVAL

12.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13. ASSIGNMENT

13.1 This Subscription Agreement is not transferable or assignable.

14. SEVERABILITY

14.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15. ENTIRE AGREEMENT

15.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16. NOTICES

16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at VB Trade Inc. (the "Company") Moshav Beni Zion, Zip 60910, Israel. Attention: President.

17. COUNTERPARTS AND ELECTRONIC MEANS

17.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

18. DELIVERY INSTRUCTIONS

18.1 The Subscriber hereby directs the Company to deliver the Share Certificates to:

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          (name)
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          (address)

18.2 The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

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          (name)
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          (address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

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                          (Name of Subscriber - Please type or print)

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                          (Signature and, if applicable, Office)

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                          (Address of Subscriber)

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                          (City, State or Province, Postal Code of Subscriber)

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                          (Country of Subscriber)

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                          (Fax and/or E-mail Address of Subscriber)

EXHIBIT A

                                  QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements for the registration and prospectus exemptions provided for under MI 45-103, in respect of a proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

     1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

     2. the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in MI 45-103) indicated below (please check the appropriate box):

          [ ] an individual who beneficially owns, or who together with a spouse beneficially own, financial assets (as defined in MI 45-103) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN. $1,000,000;

          [ ] an individual whose net income before taxes exceeded CDN. $200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

          [ ] an individual registered or formerly registered under the SECURITIES ACT (British Columbia), or under securities legislation in another jurisdiction of Canada, as a representative of a person or company registered under the
               SECURITIES ACT (British Columbia), or under securities legislation in another jurisdiction of Canada, as an adviser or dealer;

          [ ] a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in
               Schedule III of the BANK ACT (Canada);

          [ ] the Business Development Bank of Canada incorporated under the BUSINESS DEVELOPMENT BANK ACT (Canada);

          [ ] an association under the COOPERATIVE CREDIT ASSOCIATIONS ACT (Canada) located in Canada;

          [ ] a subsidiary of any company referred to in any of the foregoing categories, where the company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

          [ ] a person or company registered under the SECURITIES ACT (British Columbia), or under securities legislation of another jurisdiction of Canada, as an adviser or dealer;

          [ ] a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

          [ ] an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in any of the foregoing categories in form and function;

          [    ]  the  government  of  Canada  or  a  province,   or  any  crown
               corporation or agency of the government of Canada or a province;

          [    ] a municipality, public board or commission in Canada;

          [    ]  a  national,   federal,  state,  provincial,   territorial  or
               municipal government of or in any foreign jurisdiction, or any agency thereof;

          [    ] a registered charity under the INCOME TAX ACT (Canada);

          [ ] a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN. $5,000,000 as reflected on its most recently prepared financial statements;

          [ ] a mutual fund or non-redeemable investment fund that, in British Columbia, distributes it securities only to persons or companies that are accredited investors;

          [ ] a mutual fund or non-redeemable investment fund that, in British Columbia, distributes its securities under a prospectus for which a receipt has been issued by the executive director of the British Columbia Securities Commission; or

          [ ] a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _______________________ , 2006.



If a Corporation, Partnership             If an Individual:
or Other Entity:

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Print or Type Name of Entity              Signature

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Signature of Authorized Signatory         Print or Type Name

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Type of Entity

                               A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by the Company.

DATED at Vancouver the 17th day of October, 2006.

VB TRADE, INC.


Ray Primack, director.


Per: Authorized Signatory